EXHIBIT 99.2


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

GE 2004-C1
Red              Notes:

                 Offerred                     828,209,000.00
                 Closing Date:                     1/29/2004
                 First Payment Date:               2/10/2004

                                                                                                                Assumed
                        Balances        S&P / Moodys           Class Name                O% CPR WAL              Final

                 -------------------------------------------------------------------------------------------------------
                        112,709,000.00    AAA/Aaa                  A1                       3.50               11/10/08
                        280,168,000.00    AAA/Aaa                  A2                       5.90               08/10/12
                        380,472,000.00    AAA/Aaa                  A3                       9.66               12/10/13
                         38,724,000.00    AA/Aa2                   B                        9.86               12/10/13
                         16,136,000.00    AA-/Aa3                  C                        9.86               12/10/13
                 -------------------------------------------------------------------------------------------------------
                        304,489,000.00    AAA/Aaa                  A1A                      7.91               12/10/13
                         30,657,000.00    A/A2                     D                        9.87               01/10/14
                         14,522,000.00    A-/A3                    E                        9.95               01/10/14
                         20,975,000.00    BBB+/Baa1                F                        9.95               01/10/14
                         12,909,000.00    BBB/Baa2                 G                        9.95               01/10/14
                         17,749,000.00    BBB-/Baa3                H                       10.14               11/10/14
                          9,681,000.00    BB+/Ba1                  J                       10.78               11/10/14
                          9,681,000.00    BB/Ba2                   K                       10.78               11/10/14
                          6,454,000.00    BB-/Ba3                  L                       10.78               11/10/14
                          8,068,000.00    B+/B1                    M                       10.78               11/10/14
                          4,840,000.00    B/B2                     N                       11.40               11/10/15
                          3,227,000.00    B-/B3                    O                       11.78               11/10/15
                         19,363,213.00    UR/UR                    P                       13.66               08/10/23

                      1,290,824,213.00                             X1
                      1,237,532,000.00                             X2

                          2,223,000.00    AA-/A1                   Paradise-1               2.93 2/10/20009
                          3,239,000.00    A/A2                     Paradise-2               5.03 2/10/20009
                          1,618,000.00    A-/A3                    Paradise-3               5.03 2/10/20009
                          1,618,000.00    BBB+/Baa1                Paradise-4               5.03 2/10/20009
                          1,620,000.00    BBB/Baa1                 Paradise-5               5.03 2/10/20009
                          4,080,000.00    BBB-/Baa2                Paradise-6               5.03 2/10/20009
                          3,602,000.00    BBB-/Baa3                Paradise-7               5.03 2/10/20009


                                                                                            Percentage
                        Balances                       Type              Subordination    of Transaction

                 -------------------------------------------------------------------------------------------
                        112,709,000.00       Fixed                          16.500%            8.732%
                        280,168,000.00       Fixed                          16.500%           21.705%
                        380,472,000.00       Fixed                          16.500%           29.475%
                         38,724,000.00       Fixed/WAC Cap/WAC -/WAC        13.500%            3.000%
                         16,136,000.00       Fixed/WAC Cap/WAC -/WAC        12.250%            1.250%
                 -------------------------------------------------------------------------------------------
                        304,489,000.00       Fixed                          16.500%           23.589%
                         30,657,000.00       Fixed/WAC Cap/WAC -/WAC         9.875%            2.375%
                         14,522,000.00       Fixed/WAC Cap/WAC -/WAC         8.750%            1.125%
                         20,975,000.00       Fixed/WAC Cap/WAC -/WAC         7.125%            1.625%
                         12,909,000.00       Fixed/WAC Cap/WAC -/WAC         6.125%            1.000%
                         17,749,000.00       Fixed/WAC Cap/WAC -/WAC         4.750%            1.375%
                          9,681,000.00       Fixed/WAC Cap                   4.000%            0.750%
                          9,681,000.00       Fixed/WAC Cap                   3.250%            0.750%
                          6,454,000.00       Fixed/WAC Cap                   2.750%            0.500%
                          8,068,000.00       Fixed/WAC Cap                   2.125%            0.625%
                          4,840,000.00       Fixed/WAC Cap                   1.750%            0.375%
                          3,227,000.00       Fixed/WAC Cap                   1.500%            0.250%
                         19,363,213.00       Fixed/WAC Cap                   0.000%            1.500%

                      1,290,824,213.00
                      1,237,532,000.00

                          2,223,000.00       WAC                            87.650%           12.350%
                          3,239,000.00       WAC                            69.656%           17.994%
                          1,618,000.00       WAC                            60.667%            8.989%
                          1,618,000.00       WAC                            51.678%            8.989%
                          1,620,000.00       WAC                            42.678%            9.000%
                          4,080,000.00       WAC                            20.011%           22.667%
                          3,602,000.00       WAC                             0.000%           20.011%


                        Balances              Principal Start       Principal End

                 -----------------------------------------------------------------
                        112,709,000.00                1                   58
                        280,168,000.00               58                  103
                        380,472,000.00              103                  119
                         38,724,000.00              119                  119
                         16,136,000.00              119                  119
                 -----------------------------------------------------------------
                        304,489,000.00                1                  119
                         30,657,000.00              119                  120
                         14,522,000.00              120                  120
                         20,975,000.00              120                  120
                         12,909,000.00              120                  120
                         17,749,000.00              120                  130
                          9,681,000.00              130                  130
                          9,681,000.00              130                  130
                          6,454,000.00              130                  130
                          8,068,000.00              130                  130
                          4,840,000.00              130                  142
                          3,227,000.00              142                  142
                         19,363,213.00              142                  235

                      1,290,824,213.00
                      1,237,532,000.00

                          2,223,000.00                1                   61
                          3,239,000.00               61                   61
                          1,618,000.00               61                   61
                          1,618,000.00               61                   61
                          1,620,000.00               61                   61
                          4,080,000.00               61                   61
                          3,602,000.00               61                   61


                X2 Breakout per periodicity


                  Total                  Periods        A1               A2                 A1A                 A3
                  1,237,532,000.00         12    97,998,000.00    280,168,000.00     301,406,000.00      380,472,000.00
                  1,205,935,000.00         18    73,190,000.00    280,168,000.00     294,617,000.00      380,472,000.00
                  1,170,348,000.00         24    45,151,000.00    280,168,000.00     287,069,000.00      380,472,000.00
                  1,110,859,000.00         30                -    273,254,000.00     279,645,000.00      380,472,000.00
                  1,060,699,000.00         36                -    240,061,000.00     272,461,000.00      380,472,000.00
                  1,011,755,000.00         42                -    208,812,000.00     265,395,000.00      380,472,000.00
                    965,308,000.00         48                -    179,275,000.00     258,568,000.00      380,472,000.00
                    920,987,000.00         54                -    151,215,000.00     251,935,000.00      380,472,000.00
                    766,702,000.00         60                -     44,816,000.00     213,007,000.00      380,472,000.00
                    735,253,000.00         66                -     26,544,000.00     207,616,000.00      380,472,000.00
                    704,924,000.00         72                -      8,905,000.00     202,404,000.00      380,472,000.00
                    653,384,000.00         78                -                 -     197,311,000.00      350,104,000.00
                    545,127,000.00         84                -                 -     157,899,000.00      287,896,000.00


                  Total                     B                C                 D                 E                 F
                  1,237,532,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                  1,205,935,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                  1,170,348,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                  1,110,859,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                  1,060,699,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                  1,011,755,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                    965,308,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                    920,987,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                    766,702,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,975,000.00
                    735,253,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     20,582,000.00
                    704,924,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00     13,104,000.00
                    653,384,000.00    38,724,000.00    16,136,000.00     30,657,000.00     14,522,000.00      5,930,000.00
                    545,127,000.00    38,724,000.00    16,136,000.00     30,657,000.00     13,815,000.00                 -


                  Total                     G                H                 J                K                L
                  1,237,532,000.00    12,909,000.00    17,749,000.00     9,681,000.00     9,681,000.00     6,454,000.00
                  1,205,935,000.00    12,909,000.00    17,749,000.00     9,681,000.00     9,681,000.00     6,454,000.00
                  1,170,348,000.00    12,909,000.00    17,749,000.00     9,681,000.00     9,681,000.00     6,454,000.00
                  1,110,859,000.00    12,909,000.00    17,749,000.00     9,681,000.00     9,681,000.00     6,454,000.00
                  1,060,699,000.00    12,909,000.00    17,749,000.00     9,681,000.00     6,352,000.00                -
                  1,011,755,000.00    12,909,000.00    17,749,000.00     5,404,000.00                -                -
                    965,308,000.00    12,909,000.00    13,070,000.00                -                -                -
                    920,987,000.00    12,909,000.00     3,442,000.00                -                -                -
                    766,702,000.00     7,393,000.00                -                -                -                -
                    735,253,000.00                -                -                -                -                -
                    704,924,000.00                -                -                -                -                -
                    653,384,000.00                -                -                -                -                -
                    545,127,000.00                -                -                -                -                -

GE 2004-C1          X2 Strip  Gross Schedule is the minimum of the netwac at
                              0cpr, 100cpy, and 100cpy 6cdr 12 lag 35 severity
                              NWAC sched is this schedule minus 3bps

   Payment Date        Strip
            12/1/2003
      #NAME?          5.53280
      #NAME?          5.52910
      #NAME?          5.71680
      #NAME?          5.53080
      #NAME?          5.71680
      #NAME?          5.53070
      #NAME?          5.71670
      #NAME?          5.71670
      #NAME?          5.53060
      #NAME?          5.71660
      #NAME?          5.53050
      #NAME?          5.53240
      #NAME?          5.53240
      #NAME?          5.52700
      #NAME?          5.71630
      #NAME?          5.53030
      #NAME?          5.71620
      #NAME?          5.53020
      #NAME?          5.71610
      #NAME?          5.71610
      #NAME?          5.53000
      #NAME?          5.71600
      #NAME?          5.52990
      #NAME?          5.53180
      #NAME?          5.53180
      #NAME?          5.52650
      #NAME?          5.71570
      #NAME?          5.52960
      #NAME?          5.71560
      #NAME?          5.52950
      #NAME?          5.71550
      #NAME?          5.71540
      #NAME?          5.52940
      #NAME?          5.71530
      #NAME?          5.52920
      #NAME?          5.53110
      #NAME?          5.53100
      #NAME?          5.52590
      #NAME?          5.71490
      #NAME?          5.52890
      #NAME?          5.71480
      #NAME?          5.52870
      #NAME?          5.71460
      #NAME?          5.71460
      #NAME?          5.52850
      #NAME?          5.71440
      #NAME?          5.52840
      #NAME?          5.71420
      #NAME?          5.53020
      #NAME?          5.52650
      #NAME?          5.71400
      #NAME?          5.52800
      #NAME?          5.71380
      #NAME?          5.52780
      #NAME?          5.71370
      #NAME?          5.71890
      #NAME?          5.53630
      #NAME?          5.72530
      #NAME?          5.64300
      #NAME?          5.64510
      #NAME?          5.64510
      #NAME?          5.68520
      #NAME?          5.88000
      #NAME?          5.68860
      #NAME?          5.88000
      #NAME?          5.68860
      #NAME?          5.88000
      #NAME?          5.88000
      #NAME?          5.68860
      #NAME?          5.88000
      #NAME?          5.68860
      #NAME?          5.69070
      #NAME?          5.69070
      #NAME?          5.68540
      #NAME?          5.88000
      #NAME?          5.69520
      #NAME?          5.88680
      #NAME?          5.69520
      #NAME?          5.88680
      #NAME?          5.88680
      #NAME?          5.69420
      #NAME?          5.90730
      #NAME?          5.72760
      #NAME?          5.73210